UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

Eaton Vance California Municipal Bond Fund

Eaton Vance New York Municipal Bond Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS–SUBJECT TO COMPLETION

Eaton Vance California Municipal Bond Fund

Eaton Vance New York Municipal Bond Fund

One Post Office Square

Boston, Massachusetts 02109

[_____], 2024

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of your Fund(s), which will be held at the principal office of each Fund, One Post Office Square, Boston, Massachusetts 02109, on Monday, September 9, 2024 at 11:30 a.m. (Eastern Time).

At the Annual Meeting, you will be asked to consider the election of Trustees of your Fund(s). The Board of Trustees of each Fund (each, a “Board”) unanimously recommends that you vote “FOR” the three incumbent Trustees of your Fund(s) named in these proxy materials.

YOUR VOTE IS VERY IMPORTANT THIS YEAR. Saba Capital Master Fund, Ltd., a hedge fund managed by Saba Capital Management, L.P. (together, “Saba”), has proposed two nominees to serve as trustees on each Board. Your Board does NOT endorse the Saba nominees and unanimously recommends that you vote “FOR” the Board’s nominees, each of whom is a current Trustee. The enclosed proxy statement contains additional information about the Board’s nominees and the reasons for your Board’s recommendation.

I hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed WHITE proxy card(s) and return it in the enclosed postage-paid envelope as soon as possible to ensure that your shares are represented at the Annual Meeting.

Sincerely,

/s/ Kenneth A. Topping Kenneth A. Topping President Eaton Vance California Municipal Bond Fund Eaton Vance New York Municipal Bond Fund

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, you are requested to complete, date, sign and return the applicable enclosed WHITE proxy card(s) as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote at the Annual Meeting.

Eaton Vance California Municipal Bond Fund

Eaton Vance New York Municipal Bond Fund

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on Monday, September 9, 2024: The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card(s) and Shareholder Report are available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

The Annual Meeting of Shareholders of each of the above registered investment companies, each a Massachusetts business trust (each, a “Fund” and together, the “Funds”), will be held at the principal office of each Fund, One Post Office Square, Boston, Massachusetts 02109, on Monday, September 9, 2024 at 11:30 a.m. (Eastern Time) (the “Annual Meeting”), for the following purposes:

(1)	To elect Trustees of each Fund as outlined below:
	a.	For Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund, three Class I Trustees, Mark R. Fetting, Valerie A. Mosley and Keith Quinton, to be elected by the shareholders of each Fund’s Common Shares (each, a “Board Nominee” and collectively, the “Board Nominees”).
(2)	To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.

Although each Fund is holding a separate Annual Meeting, the meetings will be held concurrently. Shareholders of each Fund will vote separately. Your vote is very important because Saba Capital Master Fund, Ltd. (the “Saba Hedge Fund”), a hedge fund managed by Saba Capital Management, L.P. (together with the Saba Hedge Fund, “Saba”), has proposed two nominees (the “Saba Nominees”) to serve as trustees on the Board of Trustees of each Fund (each, the “Board” or the “Board of Trustees”). Each Board unanimously recommends that you vote “FOR” the Board Nominees. The Boards do NOT endorse the Saba Nominees. We urge you to review the accompanying proxy materials and vote as recommended by each Board using the enclosed WHITE proxy card(s).

You may receive proxy solicitation materials from Saba, including a proxy statement and GOLD or other colored proxy card, seeking your vote for the Saba Nominees. The Funds are not responsible for the accuracy of any information provided by or relating to Saba contained in proxy solicitation material filed or disseminated by or on behalf of Saba, or any other statements Saba may make. Each Board urges you NOT to sign any proxy card sent to you by Saba or by any person other than the Funds.

Do not send back any proxy card other than the enclosed WHITE proxy card(s), even to withhold votes on the Saba Nominees, as this may cancel your prior vote for the Board Nominees. Only the proxy card you submit with the latest date is the proxy card that will be counted. If you have previously returned a proxy card sent to you by Saba, you can still change your vote (i) by signing, dating and returning the enclosed WHITE proxy card(s) in the postage-paid envelope provided herewith; (ii) by recording your voting instructions via telephone or the internet following the instructions on the enclosed WHITE proxy card(s); or (iii) by voting at the Annual Meeting.

At the Annual Meeting, three Trustees of each Fund are standing for election. The Funds’ WHITE proxy cards will include only the Funds’ three Board Nominees, which comprise a full slate of Class I Trustee nominees. Saba’s proxy cards will include only two Saba Nominees, and none of the Board Nominees, which does not constitute a full slate of trustees. Fund shareholders may only vote on either the WHITE or gold or other color proxy card(s). Therefore, if you return a proxy card received from Saba, you will not be able to vote for a full slate of Trustees as their card only includes two Trustee nominees and you cannot vote on both cards.

If you hold your shares through a broker-dealer, the broker-dealer is the record holder of your shares. Since this is a contested proxy solicitation with respect to the Board Nominees, if you do not give voting instructions to your broker-dealer, your broker-dealer will not be able to vote your shares with respect to the proposal. We urge you to instruct your broker-dealer to vote your shares on the WHITE proxy card(s).

If you sign the WHITE proxy card(s), but do not fill in a vote, your shares will be voted FOR the Board Nominees, in accordance with each Board’s recommendation. If any other business is brought before the Annual Meeting, including adjournment of the Annual Meeting, your shares will be voted at the discretion of the proxies for the Annual Meeting. If you own shares of each Fund, you must submit separate WHITE proxy card(s) for each Fund.

Each Board of Trustees has fixed the close of business on June 28, 2024 as the record date for the determination of the shareholders of a Fund entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

By Order of the Boards of Trustees of the Funds

/s/ Nicholas S. Di Lorenzo

Nicholas S. Di Lorenzo

Secretary

[_____], 2024

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of their Fund(s) avoid the necessity and additional expense to the Fund(s) of further solicitations by promptly returning the enclosed WHITE proxy card(s). The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

HOW DO I VOTE?

Depending on how you hold your shares of a Fund, you may receive more than one WHITE proxy card. Please fill out and return each WHITE proxy card. You may vote the following ways:

•	By Mail: To vote by mail, please mark, sign, date and mail the enclosed WHITE proxy card(s) in the postage-paid envelope included herewith; or
•	By Telephone: Please call the toll-free number on the enclosed WHITE proxy card(s) and follow the recorded instructions. You may also call 1-866-796-6869 (toll-free) to speak to a live representative at the Fund’s proxy solicitor, EQ Fund Solutions, LLC (“EQ”); or
•	By Internet: Please go to the website on the enclosed WHITE proxy card(s) and follow the instructions.
•	At the Annual Meeting: If you are a record holder of Fund shares, in order to vote at the Annual Meeting, you must bring valid picture identification, such as a driver’s license or passport, and proof of share ownership as of the record date.

If you hold Fund shares through an intermediary (such as a broker-dealer), in order to vote at the Annual Meeting, you must bring a copy of a legal proxy from your intermediary reflecting each applicable Fund’s name, the number of Fund shares you held as of the record date, as well as valid picture identification, such as a driver’s license or passport, and proof that the organization that holds your shares of such applicable Fund held such shares on the record date. A legal proxy is a written document that will authorize you to vote your shares at the Annual Meeting. Please contact your intermediary for instructions regarding obtaining a legal proxy. In order for your vote to be counted, you must submit both the copy of the legal proxy and your completed ballot to the inspector of election.

If you have any questions about proposal 1 or how to vote, please call EQ at 1-866-796-6869.

IMPORTANT INFORMATION ABOUT YOUR VOTE

•	Why is the Annual Meeting being held?

The common shares of beneficial interest, $0.01 par value per share (“Common Shares”), of each Fund are listed on the NYSE American LLC (“NYSE American”). The rules of the NYSE American require each Fund to hold an annual meeting of shareholders each fiscal year.

•	What matters will be voted on at the Annual Meeting?

Shareholders of each Fund’s Common Shares as of the record date are being asked to elect Mark R. Fetting, Valerie A. Mosley and Keith Quinton as Class I Trustees. Each elected Trustee would hold office until the Fund’s 2027 annual meeting.

The Saba Hedge Fund has notified each Fund that they intend to nominate two individuals to serve on the Board. Each Board does NOT endorse the Saba Nominees.

•	Will my vote make a difference?

Yes! Particularly in light of the proxy contest being conducted by Saba, your vote is extremely important.

If the Saba Nominees are elected, the composition and governance of each Board could be significantly altered. Saba is a known activist investor with a history of opportunistically targeting closed-end funds to seek short-term profits for itself and its clients at the expense of the funds’ long-term shareholders. For example, in two recent cases, Saba’s trustee nominees approved replacing a fund’s investment manager with Saba Capital Management, L.P. Each Board believes Saba’s actions are harmful to long-term shareholders and strongly encourages you to continue to show your support for your Fund(s) by voting “FOR” the Board Nominees. Your vote is important, no matter how many shares you own.

•	Who is asking for my vote?

The enclosed WHITE proxy card(s) are solicited by each Board for use at the Annual Meeting to be held on September 9, 2024, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Annual Meeting. The Funds have contracted with EQ to assist with solicitation of proxies.

You may receive a different proxy statement from Saba (along with a GOLD or other colored proxy card) seeking your vote for the Saba Nominees. Please discard any proxy card that you receive from Saba or any person other than the Funds. Do not send back any proxy card other than the enclosed WHITE proxy card(s) with respect to your Fund(s), as doing so may cancel your vote to support your Fund(s) and its current Board.

Additionally, at the Annual Meeting, three Trustees of each Fund are standing for election. The Funds’ WHITE proxy cards will include only the Funds’ three Board Nominees, which comprise a full slate of Class I Trustee nominees. Saba’s proxy cards will include only two Saba Nominees, and none of the Board Nominees, which does not constitute a full slate of trustees. Fund shareholders may only vote on either the WHITE or gold or other color proxy card(s). Therefore, if you return a proxy card received from Saba, you will not be able to vote for a full slate of Trustees as their card only includes two Trustee nominees and you cannot vote on both cards.

•	How does each Board recommend that shareholders vote for each Fund?

Each Board unanimously recommends that you vote “FOR” each Board Nominee listed in these proxy materials.

Each Board takes corporate governance very seriously and is committed to ensuring that members of the Board are well-qualified and knowledgeable about the operations of closed-end funds. The Board Nominees are exceptionally well-qualified to serve on the Board, with relevant professional experience in the asset management industry. The Board Nominees include:

-	A former President and Chief Executive Officer of investment management firm Legg Mason, Inc.;
-	A founder of a fintech platform and former partner, portfolio manager and investment strategist at investment management firm Wellington Management Company, LLP; and
-	A former portfolio manager and senior quantitative analyst at investment management firm Fidelity Investments.

Additionally, the Board Nominees are deeply familiar with each Fund and its investment objective and possess extensive experience in overseeing closed-end funds.

Please see the table under “Election of Trustees” below, which sets forth biographical information about the Trustees, including the Board Nominees.

•	What is the voting requirement for the proposal?

Each Fund’s Amended and Restated By-Laws (the “By-Laws”) provide that a nominee in a contested election must receive the affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote with respect to such nominee in order to be elected. The By-Laws define a “contested election” as any election of Trustees in which the number of persons validly nominated for election as Trustees with respect to a given class or classes of Fund shares exceeds the number of Trustees to be elected with respect to such class or classes.

Because Saba has indicated that it intends to nominate two individuals to be elected by the holders of each Fund’s Common Shares at the upcoming Annual Meeting, the election of each of the Board Nominees is a contested election and, as such, each such nominee must receive the affirmative vote of a majority of each respective Fund’s shares outstanding and entitled to vote with respect to such nominee in order to be elected at the Annual Meeting. For each Fund, the last proxy card submitted by a shareholder will be counted (e.g., if you submit the GOLD proxy card and then vote again on the WHITE proxy card, only the votes cast on the WHITE proxy card will be counted). A decision to withhold your vote (or a direction to your broker-dealer to do so) will be counted towards quorum. It will also reduce the likelihood of any nominee receiving the affirmative vote of a majority of eligible shares outstanding in this contested election. For additional information regarding each Fund’s Trustee election voting standards pursuant to the By-Laws, see “Election of Trustees” and “Proxy Solicitation and Tabulation” in the proxy statement.

Given that this is a contested proxy solicitation with respect to the Board Nominees, each Fund expects that broker-dealers that are the record holder of shares for their customers will not be permitted by the rules of the NYSE American to vote on the proposal on behalf of their customers and beneficial owners in the absence of voting instructions from such customers and beneficial owners. “Broker non-votes,” as described further under “Proxy Solicitation and Tabulation” in the proxy statement, will count towards quorum. It will also reduce the likelihood of any nominee receiving the affirmative vote of a majority of eligible shares outstanding in this contested election.

•	How will my WHITE proxy card be voted for each Fund?

If you complete, sign and return the enclosed WHITE proxy card(s) at or prior to the Annual Meeting, your shares will be voted as you indicated for each applicable Fund. If you simply sign, date and return the enclosed WHITE proxy card(s), but do not specify a vote on the proposal listed thereon, your proxy will be voted FOR the election of the Board Nominees.

•	What other information should I know in deciding how to vote?

Please read the entire proxy statement because it contains important information about the Board Nominees, the Saba Nominees and other important information about the Funds, their management and their operations.

You may also receive proxy materials from Saba soliciting votes for the Saba Nominees. Saba’s proxy materials suggest that the Saba Nominees “will bring fresh ideas and perspectives” to reduce the discount to net asset value (“NAV”) at which the Funds’ shares trade. Please be assured that your Fund’s/Funds’ board closely monitors Fund discounts and has taken significant action (including increasing fund distribution rates) to try to reduce Fund discounts including, in January 2024, increasing California Municipal Bond Fund’s monthly distribution rate by 31.2% and New York Municipal Bond Fund’s distribution rate by 32.7%. Notwithstanding its various assertions, Saba is well-aware that closed-end fund discounts are impacted by a range of factors, some of which are outside of a fund’s control, and that there is no simple mechanism for eliminating a fund’s discount over the long-term. In fact, as of July 8, 2024, both closed-end funds managed by Saba were trading at a discount to their NAV, including one fund trading at a 9.79% discount to NAV. Each Board believes Saba’s actions are harmful to the overall shareholder base of each Fund, including those shareholders investing to seek exposure to each Fund’s respective investment objectives and strategies. Saba is not interested in improving Fund governance, but rather capturing a short-term profit at the expense of long-term Fund shareholders.

Each Board unanimously recommends that you vote “FOR” each Board Nominee.

Eaton Vance California Municipal Bond Fund

Eaton Vance New York Municipal Bond Fund

One Post Office Square

Boston, Massachusetts 02109

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Eaton Vance California Municipal Bond Fund (“California Municipal Bond Fund”) and Eaton Vance New York Municipal Bond Fund (“New York Municipal Bond Fund”) (each, a “Fund” and together, the “Funds”). The proxies will be voted at the Annual Meeting of Shareholders of each Fund and at any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held on Monday, September 9, 2024 at 11:30 a.m. (Eastern Time) at the principal office of each Fund, One Post Office Square, Boston, Massachusetts 02109, as discussed further herein. The Annual Meeting will be held for the purposes set forth in the accompanying notice. This proxy statement and the enclosed proxy cards are first being sent or given to shareholders on or about [_____], 2024.

YOUR VOTE IS VERY IMPORTANT THIS YEAR. Saba Capital Master Fund, Ltd. (the “Saba Hedge Fund”), a hedge fund managed by Saba Capital Management, L.P. (together with the Saba Hedge Fund, “Saba”), has proposed two nominees (the “Saba Nominees”) to serve as trustees on the Board of Trustees of each Fund (each, the “Board” or the “Board of Trustees”). Your Board does NOT endorse the Saba Nominees and unanimously recommend that you vote “FOR” the Board’s nominees, each of whom is a current Trustee (each, a “Board Nominee” and collectively, the “Board Nominees”). Please read this proxy statement carefully and vote as recommended by the Boards in order to preserve each Fund’s continuity of management and to prevent Saba, a known closed-end fund activist investor with a history of seeking short-term profits for itself and its clients at the expense of closed-end funds and their shareholders, from advancing its agenda to gain control of the Funds.

Each Board has fixed the close of business on June 28, 2024 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The number of common shares of beneficial interest, $0.01 par value per share (“Common Shares”), of each Fund outstanding on June 28, 2024, were as follows:

Fund	No. of Common Shares Outstanding on June 28, 2024
California Municipal Bond Fund	24,672,939
New York Municipal Bond Fund	17,961,289

Each Fund will vote separately on each proposal; votes of multiple Funds will not be aggregated.

To the knowledge of each Fund, based on filings made on Schedules 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), one or more shareholders of a Fund owns 5% or more of the Fund's Common Shares as of June 28, 2024. Information relating to such shareholders can be found on Exhibit C. As of June 28, 2024, to each Fund’s knowledge: (i) no other shareholder owned 5% or more of the outstanding Common Shares of the Fund; and (ii) the Trustees and officers of the Fund, individually and as a group, owned beneficially less than 1% of the outstanding Common Shares of the Fund.

Shareholders as of the close of business on the record date of June 28, 2024 are entitled to attend and vote at the Annual Meeting. All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named on the proxy card enclosed as proxies, or any of them, to vote in favor of the election of each Trustee named on such proxy card. An executed proxy delivered to a Fund is revocable by the person giving it, prior to its exercise, by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by attending the Annual Meeting and voting the shares at the Annual Meeting. Merely attending the Annual Meeting will not revoke a previously executed proxy. If you hold your shares through a broker-dealer, the broker-dealer is the record holder of your shares. Since this is a contested proxy solicitation, if you do not give voting instructions to your broker-dealer, your broker-dealer will not be able to vote your shares of a Fund with respect to the proposal. We urge you to instruct your broker-dealer to vote your shares of the Fund(s) on the WHITE proxy card(s). Please consult with your broker-dealer regarding your ability to revoke voting instructions after they have been provided.

1	Proxy Statement dated July 10, 2024

If you are a record holder of Fund shares and plan to attend the Annual Meeting, you must show a valid photo identification (such as a driver’s license) to gain admission to the Annual Meeting. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend and vote at the Annual Meeting.

If you hold Fund shares through an intermediary and plan to attend and vote at the Annual Meeting, you will be required to show a valid photo identification and your authority to vote your shares (referred to as a “legal proxy”) to gain admission to the Annual Meeting. As described above, you must contact your intermediary to obtain a legal proxy for your shares.

PROPOSAL 1. ELECTION OF TRUSTEES

Each Fund’s Agreement and Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. Each Board has fixed the number of Trustees at ten. Under the terms of each Fund’s Agreement and Declaration of Trust, the Board of Trustees is divided into three classes, each class having a term of three years to expire on the date of the third Annual Meeting following its election.

Proxies designated on a WHITE proxy card will be voted for the election of the following nominees:
a.	For California Municipal Bond Fund and New York Municipal Bond Fund, three Class I Trustees, Mark R. Fetting, Valerie A. Mosley and Keith Quinton, to be elected by the shareholders of each Fund’s Common Shares.

Each Board unanimously recommends that shareholders vote on the WHITE proxy card(s) “FOR” the election of the Board Nominees of each Fund.

Each Board Nominee is currently serving as a Trustee of each Fund and has consented to continue to so serve. In the event that a Board Nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying proxy will be voted for such other person or persons as the relevant Board may recommend. The election of Trustees is non-cumulative. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement. None of the Board Nominees is a party adverse to the respective Fund or any of its affiliates in any material pending legal proceeding, nor do any of the Board Nominees have an interest materially adverse to such Fund.

As discussed herein, the Funds have received correspondence from the Saba Hedge Fund regarding Saba’s intention to nominate the Saba Nominees at the Annual Meeting. Since the election of the Trustee nominees is contested, a Trustee nominee would need to receive the affirmative vote of a majority of each respective Fund’s shares outstanding and entitled to vote in order to be elected at the Annual Meeting.

Pursuant to each Fund’s Amended and Restated By-Laws (each, the “By-Laws”), in the case of a contested election such as this election, if neither an incumbent nominee nor a non-incumbent nominee receives the affirmative vote of a majority of outstanding Fund shares entitled to vote, then the incumbent shall continue to serve as a Trustee as a member of his or her class of Trustees, holding office until the annual meeting held in the third succeeding year following the Annual Meeting. In the case of a contested election such as this election, pursuant to the By-Laws, if one or more non-incumbent nominees are elected, then such newly-elected non-incumbent Trustees shall first fill any vacancies and then succeed the incumbent Trustees who stood for reelection at such contested election and received the fewest affirmative votes. There are no current vacancies.

The following table presents certain information regarding the current Trustees of each Fund, including the principal occupations of each such person for at least the last five years. References below to “EVM” are to California Municipal Bond Fund and “ENX” are to New York Municipal Bond Fund. Information in the table below about a Trustee’s position with a Fund, the period as a Trustee and the current term of each Trustee are for all Funds unless otherwise noted.

2	Proxy Statement dated July 10, 2024

Name and Year of Birth	Fund Position(s)	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years
Noninterested Trustees
ALAN C. BOWSER 1962	Trustee	2023	EVM and ENX: Class III Trustee until 2026.	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011-2023).	Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
MARK R. FETTING 1954	Trustee	2016	EVM and ENX: Class I Trustee until 2024.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991 2000).	None
CYNTHIA E. FROST 1961	Trustee	2014	EVM and ENX: Class II Trustee until 2025.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).	None
GEORGE J. GORMAN 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	EVM and ENX: Class III Trustee until 2026.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	None
3	Proxy Statement dated July 10, 2024

Name and Year of Birth	Fund Position(s)	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years
VALERIE A. MOSLEY 1960	Trustee	2014	EVM and ENX: Class I Trustee until 2024.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
KEITH QUINTON 1958	Trustee	2018	EVM and ENX: Class I Trustee until 2024.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).	Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
MARCUS L. SMITH 1966	Trustee	2018	EVM and ENX: Class III Trustee until 2026.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).	Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
SUSAN J. SUTHERLAND 1957	Trustee	2015	EVM and ENX: Class III Trustee until 2026.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
4	Proxy Statement dated July 10, 2024

Name and Year of Birth	Fund Position(s)	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years
SCOTT E. WENNERHOLM 1959	Trustee	2016	EVM and ENX: Class II Trustee until 2025.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	None
NANCY A. WISER 1967	Trustee	2022	EVM and ENX: Class II Trustee until 2025.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021).	None
(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

Each current Trustee listed above is a Trustee that is not an “interested person” of a Fund, as that term is used in the Investment Company Act of 1940, as amended (the “1940 Act”) (each, a “noninterested Trustee”), and served as a trustee of 127 funds within the Eaton Vance fund complex as of June 28, 2024 (including both funds and portfolios in a hub and spoke structure). The address of each Trustee is One Post Office Square, Boston, Massachusetts 02109.

Each Trustee holds office until the Annual Meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of each Fund’s current Trustee retirement policy, a noninterested Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause a Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission (“SEC”), then such retirement and resignation will not become effective until such time as action has been taken for a Fund to be in compliance with Section 16 of the 1940 Act and any other regulations or guidance of the SEC.

Even though the Saba Nominees were not presented to each Board as candidates for the Board’s consideration, before recommending the nomination of the Board Nominees, each Governance Committee also reviewed with the Board the limited information provided to the respective Fund with respect to the Saba Nominees. Each Governance Committee and the Board considered the backgrounds, skills and experiences of the Board Nominees, including that the Board Nominees have extensive experience with (i) registered closed-end funds generally, (ii) investment company governance, (iii) municipal bond closed-end funds, (iv) Eaton Vance Management (“Eaton Vance”) and the nature, quality and extent of services provided by it to the Funds and the other funds across the fund complex, as well as the Funds’ third-party service providers, and (v) specifically with respect to the Funds, their investment objectives, principal investment strategies, history and overall operations. Each Governance Committee noted that each Board Nominee, as a trustee of 127 funds within the Eaton Vance fund complex as of June 28, 2024 (including both funds and portfolios in a hub and spoke structure), has extensive experience protecting the interests of fund shareholders. Each Governance Committee considered, among other things, the way in which the backgrounds, skills and experiences of the Board Nominees together form the collective composition of the Board and the way in which they contribute to overall diversity in the backgrounds, skills and experiences of the Board and the effectiveness of the Board.

Each Governance Committee and the Board further considered that as part of their service to the Funds and the other closed-end funds in the Eaton Vance fund complex, the Board Nominees regularly evaluate issues unique to closed-end funds, including factors that may be influencing the discount of a closed-end fund’s market price relative to its net asset value per share (“NAV”) and different approaches to seek to narrow a Fund’s discount longer term. The Board and its Ad Hoc Committee for Closed-End Fund Matters regularly consider these matters as part of their ongoing oversight of the Funds. Each Governance Committee and the Board noted the various Fund actions taken over the years that were designed to enhance investor value, including (i) managing each Fund’s distribution rates and making changes to such distribution rates, when necessary, including, in January 2024, increasing California Municipal Bond Fund’s monthly distribution rate by 31.2% and New York Municipal Bond Fund’s distribution rate by 32.7%, (ii) the Board’s reauthorization of each Fund’s share repurchase program in 2019 pursuant to which the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to NAV, and (iii) actively managing each Fund’s use of leverage in order to best position the Fund to maintain its levered exposure at a reasonable cost.

5	Proxy Statement dated July 10, 2024

Each Governance Committee and the Board separately considered that the Saba Nominees (i) lack experience with the Funds and their service providers, (ii) appear to lack experience with comparable municipal bond funds from other sponsors, (iii) appear to have little or no experience with closed-end funds and the issues unique to U.S. registered closed-end funds, (iv) appear to have little or no experience with investment company governance under applicable U.S. federal and state laws, and (v) have been handpicked by Saba, who has a history of seeking short-term profits for itself and its clients at the expense of long-term fund shareholders. According to data obtained from FactSet Research Systems, Inc., as of March 31, 2024, Saba Capital is an activist investor that frequently targets registered closed-end funds and, since it was founded in 2009, has engaged in 165 activist campaigns against registered closed-end funds, involving 113 Schedule 13D filings (disclosing a hostile action), 100 proxy contests, 52 precatory shareholder proposals, 73 proposed slates of director/trustee nominees, 36 publicly disclosed letters to a board of directors/trustees and/or management, 21 letters to shareholders and 22 lawsuits. In two recent cases, Saba’s nominees approved replacing a fund’s investment manager with Saba management. Each Governance Committee and the Board observed that a common strategy employed by Saba is to criticize a closed-end fund’s discount to its NAV. However, as an active participant in the closed-end fund industry, Saba is well-aware that shares of closed-end funds often trade at a discount to their NAV and that there is no simple mechanism for narrowing or eliminating a fund’s discount over long-term periods. As of July 8, 2024, both closed-end funds that were taken over by Saba in 2021 and 2024 (together, the “Saba Funds”) are each trading at a discount to their NAV, with one fund trading at a 9.79% discount to NAV, despite each Saba Fund implementing actions in an attempt to narrow the fund’s discount. Moreover, the Saba Funds’ own websites include the following disclaimer: “Share prices will fluctuate with market conditions and, at the time of sale, may be worth more or less than your original investment. Shares of exchange-traded closed-end funds may trade at a discount or premium to their original offering price, and often trade at a discount to their net asset value. Investment return, market price and net asset value will fluctuate with changes in market conditions.”

Each Governance Committee and the Board seek to ensure that each Fund operates in a manner that protects and advances the interests of the Funds and all of their shareholders, not just the interests of Saba and its clients, which each Governance Committee and the Board believe are at odds with the Fund’s long-term objectives. Accordingly, each Governance Committee and the Board strongly support the nomination and election of the Board Nominees.

Share Ownership by Trustee

As of June 28, 2024, no Trustee beneficially owned a Fund’s equity securities. The following table shows, as of June 28, 2024, the dollar range of equity securities beneficially owned by each Trustee in all registered investment companies advised or administered by Eaton Vance (the “Eaton Vance family of funds”) overseen by the Trustee, which may include shares, if any, deemed to be beneficially owned by a noninterested Trustee through a deferred compensation plan.

Name of Trustee	Aggregate Dollar Range of Equity Securities Beneficially Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds
Noninterested Trustees
Alan C. Bowser	Over $100,000
Mark R. Fetting	Over $100,000
Cynthia E. Frost	Over $100,000
George J. Gorman	Over $100,000
Valerie A. Mosley	Over $100,000
Keith Quinton	Over $100,000
Marcus L. Smith	Over $100,000
Susan J. Sutherland	Over $100,000
Scott E. Wennerholm	Over $100,000
Nancy A. Wiser	Over $100,000
6	Proxy Statement dated July 10, 2024

Board Meetings and Committees

Each Board has general oversight responsibility with respect to the business and affairs of each Fund. Each Board has engaged an investment adviser (the “adviser”) to manage each Fund. The Funds’ investment adviser also serves as administrator of each Fund. Each Board is responsible for overseeing such adviser and administrator and other service providers to the Fund. Each Board is currently composed of ten noninterested Trustees. In addition to six regularly scheduled meetings per year, each Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, each Board has established six committees to assist the Board in performing its oversight responsibilities.

Each Board has appointed a noninterested Trustee to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of each Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of each Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by each Board from time to time. In addition, each Board may appoint a noninterested Trustee to serve in the role of Vice-Chairperson. The Vice-Chairperson has the power and authority to perform any or all of the duties and responsibilities of the Chairperson in the absence of the Chairperson and/or as requested by the Chairperson. Except for any duties specified herein or pursuant to each Fund’s Declaration of Trust or By-Laws, the designation of Chairperson or Vice-Chairperson does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of each Board, generally.

Each Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of each Board’s general oversight of each Fund and is addressed as part of various activities of the Board and its Committees. As part of its oversight of each Fund, each Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser/administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can or should be mitigated. Each Board also interacts with the CCO and with senior personnel of the adviser/administrator, the principal underwriter and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the adviser/administrator, the principal underwriter and the other Fund service providers has its own independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals.

Each Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Fund performance. Each Board has appointed a Fund CCO who oversees the implementation and testing of each Fund’s compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of each Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, each Board approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. Each Fund’s administrator and adviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provide reports to the Audit Committee of the Board and the Board regarding these and related matters. In addition, the Audit Committee of each Board or the Board receives reports periodically from the independent public accounting firm for each Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with registered investment companies. Reports received from service providers, legal counsel and the independent public accounting firm assist each Board in performing its oversight function.

Each Fund’s By-Laws set forth specific qualifications to serve as a Trustee. The Charter of each Governance Committee also sets forth certain factors that the Committee may take into account in considering noninterested Trustee candidates. In general, no one factor is decisive in the selection of an individual to join each Board. Among the factors each Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise possessed by the individual or other experience or background of the individual, and the extent to which such expertise, experience or background would complement the Board members’ existing mix of skills, core competencies

7	Proxy Statement dated July 10, 2024

and qualifications and diversity of experiences and background; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and a Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, management, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board. Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public service and/or academic positions and through experience from service as a member of the Boards of the Eaton Vance family of funds (“Eaton Vance Fund Boards”) (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a member of the Board. The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board:

Alan C. Bowser. Mr. Bowser has served as a Board member of the Eaton Vance open-end funds since 2022 and of the Eaton Vance closed-end funds since 2023. Mr. Bowser has over 25 years of experience in the financial services industry, most of which has been dedicated to leading investment advisory teams serving institutions, family offices, and ultra-high net worth individuals in the U.S. and Latin America. From 2011-2023, Mr. Bowser served in several capacities at Bridgewater Associates, an asset management firm, including most recently serving as Chief Diversity Officer and Co-Head of the Americas Region in addition to being a Partner and a member of the Operating Committee. Prior to joining Bridgewater Associates, he was Managing Director and Head of Investment Services at UBS Wealth Management Americas from 2007 to 2010 and, before that, Managing Director and Head of Client Solutions for the Latin America Division at the Citibank Private Bank from 1999 to 2007. Mr. Bowser has been an Independent Director of Stout Risius Ross since 2021, a founding Board Member and current Board Chair of the Black Hedge Fund Professionals Network and has served on the Boards of the Robert Toigo Foundation, the New York Urban League, the University of Pennsylvania, and as Vice Chairman of the Greater Miami Chamber of Commerce Task Force on Ethics. In 2020, he was recognized as one of the top 100 “EMPower Ethnic Minority Executive Role Models” and in 2022 he was recognized by Business Insider magazine as one of 14 “Diversity Trailblazers” making corporate America more inclusive.

Mark R. Fetting. Mr. Fetting has served as a member of the Eaton Vance Fund Boards since 2016 and is the Chairperson of the Contract Review Committee. He has over 30 years of experience in the investment management industry as an executive and in various leadership roles. From 2000 through 2012, Mr. Fetting served in several capacities at Legg Mason, Inc., including most recently serving as President, Chief Executive Officer, Director and Chairman from 2008 to his retirement in 2012. He also served as a Director/Trustee and Chairman of the Legg Mason family of funds from 2008-2012 and Director/Trustee of the Royce family of funds from 2001-2012. From 2001 through 2008, Mr. Fetting also served as President of the Legg Mason family of funds. From 1991 through 2000, Mr. Fetting served as Division President and Senior Officer of Prudential Financial Group, Inc. and related companies. Early in his professional career, Mr. Fetting was a Vice President at T. Rowe Price and served in leadership roles within the firm’s mutual fund division from 1981-1987.

Cynthia E. Frost. Ms. Frost has served as a member of the Eaton Vance Fund Boards since 2014. From 2000 through 2012, Ms. Frost was the Chief Investment Officer of Brown University, where she oversaw the evaluation, selection and monitoring of the third party investment managers who managed the university’s endowment. From 1995 through 2000, Ms. Frost was a Portfolio Strategist for Duke Management Company, which oversaw Duke University’s endowment. Ms. Frost also served in various investment and consulting roles at Cambridge Associates from 1989-1995, Bain and Company from 1987-1989 and BA Investment Management Company from 1983-1985. She serves as a member of the investment committee of The MCNC Endowment.

George J. Gorman. Mr. Gorman has served as a member of the Eaton Vance Fund Boards since 2014 and is the Independent Chairperson of the Board. From 1974 through 2009, Mr. Gorman served in various capacities at Ernst & Young LLP, including as a Senior Partner in the Asset Management Group (from 1988) specializing in managing engagement teams responsible for auditing mutual funds registered with the SEC, hedge funds and private equity funds. Mr. Gorman also has experience serving as an independent trustee of other mutual fund complexes, including the Bank of America Money Market Funds Series Trust from 2011-2014 and the Ashmore Funds from 2010-2014.

8	Proxy Statement dated July 10, 2024

Valerie A. Mosley. Ms. Mosley has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Governance Committee. In 2020 she founded Upward Wealth, Inc., doing business as BrightUp, a fintech platform focused on helping everyday workers grow their net worth and reinforce their self-worth. From 1992 through 2012, Ms. Mosley served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President, Portfolio Manager and Investment Strategist. Ms. Mosley also served as Chief Investment Officer at PG Corbin Asset Management from 1990-1992 and worked in institutional corporate bond sales at Kidder Peabody from 1986-1990. She is a Director of Envestnet, Inc., a provider of intelligent systems for wealth management and financial wellness and DraftKings, Inc., a digital sports entertainment and gaming company. In addition, she is also a board member of Caribou Financial, Inc., an auto loan refinancing company. Ms. Mosley previously served as a Director of Dynex Capital, Inc., a mortgage REIT from 2013-2020, a Director of Progress Investment Management Company, a manager of emerging managers, until 2020, and a Director of Groupon, Inc., an e-commerce platform from 2020-2022. She serves as a trustee or board member of several major non-profit organizations and endowments.

Keith Quinton. Mr. Quinton has served as a member of the Eaton Vance Fund Boards since 2018 and is the Chairperson of the Ad Hoc Committee for Closed-End Fund Matters. He had over thirty years of experience in the investment industry before retiring from Fidelity Investments in 2014. Prior to joining Fidelity, Mr. Quinton was a vice president and quantitative analyst at MFS Investment Management from 2000-2001. From 1997 through 2000, he was a senior quantitative analyst at Santander Global Advisors and, from 1995 through 1997, Mr. Quinton was senior vice president in the quantitative equity research department at Putnam Investments. Prior to joining Putnam Investments, Mr. Quinton served in various investment roles at Eberstadt Fleming, Falconwood Securities Corporation and Drexel Burnham Lambert, where he began his career in the investment industry as a senior quantitative analyst in 1983. Mr. Quinton served as an Independent Investment Committee Member of the New Hampshire Retirement System, a five member committee that manages investments based on the investment policy and asset allocation approved by the board of trustees (2017-2021), and as a Director (2016-2021) and Chairman (2019-2021) of the New Hampshire Municipal Bond Bank.

Marcus L. Smith. Mr. Smith has served as a member of the Eaton Vance Fund Boards since 2018 and is the Chairperson of the Portfolio Management Committee. Mr. Smith has been a Director of First Industrial Realty Trust, Inc., a fully integrated owner, operator and developer of industrial real estate, since 2021, where he serves on the Investment and Nominating/Corporate Governance Committees. Since 2017, Mr. Smith has been a Director of MSCI Inc., a leading provider of investment decision support tools worldwide, where he serves as Chair of the Audit Committee and a member of the Strategy & Finance Committee. From 2017 through 2018, he served as a Director of DCT Industrial Trust Inc., a leading logistics real estate company, where he served as a member of the Nominating and Corporate Governance and Audit Committees. From 1994 through 2017, Mr. Smith served in several capacities at MFS Investment Management, an investment management firm, where he managed the MFS Institutional International Fund for 17 years and the MFS Concentrated International Fund for 10 years. In addition to his portfolio management duties, Mr. Smith served as Chief Investment Officer, Canada from 2012-2017, Chief Investment Officer, Asia from 2010-2012, and Director of Asian Research from 2005-2010. Prior to joining MFS, Mr. Smith was a senior consultant at Andersen Consulting (now known as Accenture) from 1988-1992. Mr. Smith served as a United States Army Reserve Officer from 1987-1992. He was also a trustee of the University of Mount Union from 2008-2020 and served on the Boston advisory board of the Posse Foundation from 2015-2021. Mr. Smith currently sits on the Harvard Medical School Advisory Council on Education, the Board of Directors for Facing History and Ourselves and is a Trustee of the Core Knowledge Foundation.

Susan J. Sutherland. Ms. Sutherland has served as a member of the Eaton Vance Fund Boards since 2015 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee. She is also a Director of Ascot Group Limited and certain of its subsidiaries. Ascot Group Limited, through its related businesses including Syndicate 1414 at Lloyd’s of London, is a leading global underwriter of specialty property and casualty insurance and reinsurance. In addition, Ms. Sutherland was a Director of Kairos Acquisition Corp. from 2021 until its dissolution in 2023, which had concentrated on acquisition and business combination efforts within the insurance and insurance technology (also known as “InsurTech”) sectors. Ms. Sutherland was also a Director of Montpelier Re Holdings Ltd., a global provider of customized reinsurance and insurance products, from 2013 until its sale in 2015 and of Hagerty Holding Corp., a leading provider of specialized automobile and marine insurance from 2015-2018. From 1982 through 2013, Ms. Sutherland was an associate, counsel and then a partner in the Financial Institutions Group of Skadden, Arps, Slate, Meagher & Flom LLP, where she primarily represented U.S. and international insurance and reinsurance companies, investment banks and private equity firms in insurance-related corporate transactions. In addition, Ms. Sutherland has also served as a board member of prominent non-profit organizations.

Scott E. Wennerholm. Mr. Wennerholm has served as a member of the Eaton Vance Fund Boards since 2016 and is the Chairperson of the Audit Committee. He has over 30 years of experience in the financial services industry in various leadership and executive roles. Mr. Wennerholm served as Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management from 2005-2011. He also served as Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management from 1997-2004 and was a Vice President at Fidelity Investments Institutional Services from 1994-1997. In addition, Mr. Wennerholm served as a Trustee at Wheelock College, a postsecondary institution from 2012-2018.

9	Proxy Statement dated July 10, 2024

Nancy A. Wiser. Ms. Wiser has served as a member of the Eaton Vance Fund Boards since 2022. She also serves as a corporate Director for Rimes Technologies, a data management company based in London (since 2022). Ms. Wiser has over 30 years of experience in the investment management and financial services industry. From 2011-2021, Ms. Wiser served as an Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management, where she oversaw operations and governance matters. In the role of governance, Ms. Wiser served as chairman of the board for the Wells Fargo Asset Management United Kingdom and Luxembourg legal entities as well as the Luxembourg funds. Additionally, Ms. Wiser served as the Treasurer for the Wells Fargo Funds from 2012-2021. Prior to joining Wells Fargo Asset Management, Ms. Wiser served as Chief Operating Officer and Chief Compliance Officer for two registered asset management companies where she oversaw all non-investment activities. She currently serves on the University of Minnesota Foundation Board of Trustees (since 2022) and previously served on several other non-profit boards including her alma mater Providence College Business Advisory board, Boston Scores and the National Black MBA Advisory board.

During the fiscal year ended September 30, 2023, the Trustees of each Fund met nine times. Each Board of Trustees has several standing Committees, including the Audit Committee, the Contract Review Committee, the Governance Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Ad Hoc Committee for Closed-End Fund Matters. The Audit Committee met nine times, the Contract Review Committee met seven times, the Governance Committee met four times, the Portfolio Management Committee met nine times, the Compliance Reports and Regulatory Matters Committee met nine times and the Ad Hoc Committee for Closed-End Fund Matters met two times during such period. Each Trustee attended at least 75% of the Board and Committee meetings on which he or she serves. None of the Trustees attended the Funds’ 2023 Annual Meeting of Shareholders.

Each Committee of the Board of Trustees of each Fund is comprised of only noninterested Trustees. The respective duties and responsibilities of these Committees remain under the continuing review of each Governance Committee and the Board.

Messrs. Wennerholm (Chairperson), Gorman and Quinton and Ms. Wiser are members of each Audit Committee. Each Board has designated Messrs. Gorman and Wennerholm, each a noninterested Trustee, as “audit committee financial experts” as that term is defined in the applicable SEC rules. Each Audit Committee member is independent under applicable listing standards of the NYSE American. The purposes of each Audit Committee are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of each Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement for the Annual Meeting of Shareholders of each Fund. Each Fund’s Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Exhibit A. Each Audit Committee’s Report is set forth below under “Additional Information.”

Messrs. Fetting (Chairperson), Bowser, Gorman, Quinton, Smith and Wennerholm and Mses. Frost, Mosley, Sutherland and Wiser are members of each Contract Review Committee. The purposes of each Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to each Fund, including advisory, transfer agency, custodial and fund accounting, distribution services (if any) and administrative services; (ii) any and all other matters in which any of each Fund’s service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or its shareholders; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of other Committees of the Board.

Messrs. Smith (Chairperson), Bowser and Wennerholm and Mses. Frost and Mosley are members of each Portfolio Management Committee. The purposes of each Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by each Fund and their investment adviser relative to the Funds’ stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Funds; and (iii) assist the Board in its monitoring of the performance results of all funds, giving special attention to the performance of certain funds that it or the Board of Trustees identifies from time to time.

10	Proxy Statement dated July 10, 2024

Mses. Sutherland (Chairperson) and Wiser and Messrs. Fetting and Quinton are members of each Compliance Reports and Regulatory Matters Committee. The purposes of each Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Funds; (ii) serve as a liaison between the Board of Trustees and the Funds’ CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.

Messrs. Quinton (Chairperson) and Fetting and Ms. Sutherland are members of each Ad Hoc Committee for Closed-End Fund Matters. The purpose of each Ad Hoc Committee for Closed-End Fund Matters is to consider, evaluate and make recommendations to the Board with respect to issues specifically related to Eaton Vance Closed-End Funds.

Mses. Mosley (Chairperson), Frost, Sutherland and Wiser and Messrs. Bowser, Fetting, Gorman, Quinton, Smith and Wennerholm are members of each Governance Committee. Each Governance Committee member is independent under applicable listing standards of the NYSE American LLC. The purpose of each Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.

Each Fund’s Board has adopted a written charter for its Governance Committee, a copy of which is available on the Eaton Vance website, https://www.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Each Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Fund, counsel and other advisors to the Trustees, and shareholders of the Funds who submit recommendations in accordance with the procedures described in the Committee’s charter. In no event shall each Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation. Each Governance Committee will, when a vacancy exists, consider a nominee for Trustee recommended by a shareholder, provided that such recommendation is submitted in writing to a Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. Each Governance Committee’s procedures for evaluating candidates for the position of noninterested Trustee are set forth in an appendix to the Committee’s charter.

Each Governance Committee does not have a formal policy to consider diversity when identifying candidates for the position of noninterested Trustee. Rather, as a matter of practice, each Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, each Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board. Six of the ten currently serving independent Trustees bring gender and/or racial diversity to each Board. In addition, as part of its annual self-evaluation, each Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills. The results of the self-evaluation are considered by each Governance Committee in its decision-making process with respect to candidates for the position of noninterested Trustee.

Communications with the Boards of Trustees

Shareholders wishing to communicate with the relevant Fund Board may do so by sending a written communication to the Chairperson of the Board of Trustees, the Chairperson of any Committee of the Board of Trustees or to the noninterested Trustees as a group, at the following address: One Post Office Square, Boston, Massachusetts 02109, c/o the Secretary of the applicable Fund.

11	Proxy Statement dated July 10, 2024

Remuneration of Trustees

Each noninterested Trustee is compensated for his or her services according to a fee schedule adopted by each Board of Trustees, and receives a fee that consists of an annual retainer and a committee service component. Each Fund pays each noninterested Trustee a pro rata share, as described below, of: (i) an annual retainer of $315,000; (ii) an additional annual retainer of $150,000 for serving as the Chairperson of the noninterested Trustees; (iii) an additional annual retainer of $82,500 for Committee Service; (iv) an additional annual retainer of $15,000 for serving on four or more Committees, not including the Ad Hoc Committee; (v) an additional annual retainer of $35,000 for serving as the Governance Committee Chairperson, the Audit Committee Chairperson, the Compliance Committee Chairperson, the Contract Review Committee Chairperson or the Portfolio Management Committee Chairperson (to be split evenly in the event of Co-Chairpersons); (vi) the Chairperson of an Ad Hoc Committee will receive $5,000 for any six-month period the Ad Hoc Committee is in existence and meets; and (vii) out-of-pocket expenses. The pro rata share paid by each Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds in the Eaton Vance family of funds. During the fiscal year ended September 30, 2023, the noninterested Trustees of each Fund earned the following compensation in their capacities as Trustees of each Fund. For the calendar year ended December 31, 2023, the noninterested Trustees earned the following compensation in their capacities as members of the Eaton Vance Fund Boards(1):

	Alan C. Bowser	Mark R. Fetting	Cynthia E. Frost	George J. Gorman	Valerie A. Mosley	Keith Quinton	Marcus L. Smith	Susan J. Sutherland	Scott E. Wennerholm	Nancy A. Wiser
California Municipal Bond Fund	$2,288	$2,583	$2,426	$3,286	$2,583(2)	$2,489	$2,559	$2,583	$2,675	$2,461
New York Municipal Bond Fund	$1,803	$2,036	$1,913	$2,591	$2,036 (2)	$1,962	$2,017	$2,036	$2,109	$1,940
Total Compensation from Fund and Fund Complex(1)	$374,906	$422,500	$396,250	$537,500	$422,500(3)	$407,500	$418,750	$422,500	$437,500	$402,500
(1)	As of June 28, 2024, the Eaton Vance fund complex consists of 127 registered investment companies or series thereof. The compensation schedule disclosed above reflects the current compensation, which may not have been in place for each Fund’s full fiscal year ended September 30, 2023 or the full calendar year ended December 31, 2023. Amounts do not include expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $95,050 for the calendar year ended December 31, 2023.
(2)	Includes deferred compensation as follows: California Municipal Bond Fund: $186; and New York Municipal Bond Fund: $146.
(3)	Includes $30,000 of deferred compensation.

Trustees of each Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, an eligible Trustee may elect to have his or her deferred fees invested in the shares of one or more funds in the Eaton Vance family of funds, and the amount paid to the Trustees under the Deferred Compensation Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Deferred Compensation Plan will have a negligible effect on the assets, liabilities, and net income of a participating Fund, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. No Fund has a pension or retirement plan for its Trustees.

The Board unanimously recommends that shareholders vote “FOR” the election of the Board Nominees of each Fund.

OTHER MATTERS

The Board knows of no business other than that identified in proposal 1 of the Notice of Annual Meeting of Shareholders that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as proxies to vote on such matters in accordance with their judgment.

NOTICE TO BANKS AND BROKER/DEALERS

Each Fund has previously solicited all nominee and broker/dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please call 1-866-796-6869, send an email to corporateservices@equiniti.com or forward such requests to EQ Fund Solutions, LLC, P.O. Box 500, Newark, NJ 07101.

ADDITIONAL INFORMATION

Audit Committee Report

Each Audit Committee reviews and discusses the audited financial statements with Fund management. Each Audit Committee also discusses with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented. Each Audit Committee receives the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discusses with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, each Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for filing with the SEC. As mentioned, each Audit Committee is currently comprised of Messrs. Wennerholm (Chairperson), Gorman and Quinton and Ms. Wiser.

12	Proxy Statement dated July 10, 2024

Auditors, Audit Fees and All Other Fees

The Board members, including a majority of the noninterested Trustees, of each Fund have selected Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, Massachusetts 02116, as the independent registered public accounting firm for the Funds. Representatives of Deloitte are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

Aggregate audit, audit-related, tax, and other fees billed to each Fund by the Fund’s independent registered public accounting firm for the relevant periods are set forth on Exhibit B hereto. Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for the relevant periods to (i) each Fund by the Fund’s independent registered public accounting firm, and (ii) the Eaton Vance organization by the Fund’s independent registered public accounting firm are also set forth on Exhibit B hereto.

Each Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by each Fund’s Audit Committee at least annually. Each Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s independent registered public accounting firm.

Each Fund’s Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Funds

The officers of the Funds and their length of service are set forth below. The officers of the Funds hold indefinite terms of office. Because of their positions with Eaton Vance and their ownership of Morgan Stanley stock, the officers of the Funds will benefit from any advisory and/or administration fees paid by each Fund to Eaton Vance. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.  References below to “EVM” are to California Municipal Bond Fund and “ENX” are to New York Municipal Bond Fund.  Information in the table below about an officer's position with a Fund and period as an officer are for all Funds unless otherwise noted.

Name and Year of Birth(1)	Fund Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years(3)
KENNETH A. TOPPING 1966	President of EVM and ENX	2023	Vice President and Chief Administrative Officer of Eaton Vance and Boston Management and Research (“BMR”) and Chief Operating Officer for Public Markets at MSIM. Officer of 107 registered investment companies managed by Eaton Vance or BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
DEIDRE E. WALSH 1971	Vice President and Chief Legal Officer	2021	Vice President of Eaton Vance and BMR. Officer of 127 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 46 registered investment companies advised or administered by CRM since 2021.
JAMES F. KIRCHNER 1967	Treasurer	2007	Vice President of Eaton Vance and BMR. Officer of 127 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 46 registered investment companies advised or administered by CRM since 2016.
NICHOLAS S. DI LORENZO 1987	Secretary	2022	Officer of 127 registered investment companies managed by Eaton Vance or BMR. Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
LAURA T. DONOVAN 1976	Chief Compliance Officer	2024	Vice President of Eaton Vance and BMR. Officer of 127 registered investment companies managed by Eaton Vance or BMR.

(1)	The business address of each officer is One Post Office Square, Boston, Massachusetts 02109.
(2)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.
(3)	Includes both funds and portfolios in a hub and spoke structure.

Investment Adviser and Administrator

Eaton Vance, with its principal office at One Post Office Square, Boston, Massachusetts 02109, serves as the investment adviser and administrator to each Fund. Eaton Vance is an indirect, wholly-owned subsidiary of Morgan Stanley.

Proxy Solicitation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of each Fund will be borne ratably by the Funds.

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of each Fund, by personnel of the Eaton Vance organization, each Fund’s Trustees, by the transfer agent, Equiniti Trust Company, LLC, or by broker-dealer firms. The expenses associated with the solicitation of these proxies and with any further proxies will be borne by the applicable Fund. A written proxy may be delivered to a Fund or its transfer agent prior to the Annual Meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Funds will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $[ ] and will be paid by the Funds pro rata based on the number of shareholder accounts.

Tabulation and Voting Requirements

All WHITE proxy cards solicited by each Board that are properly executed and received by the Secretary prior to the Annual Meeting, and which are not revoked, will be voted at the Annual Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the WHITE proxy card with respect to proposal 1, it will be voted FOR the Board Nominees as specified on the WHITE proxy card. As discussed herein, since the election to seats currently held by the Board Nominees is contested, a nominee would need to receive the affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote with respect to such nominee in order to be elected at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named. Votes cast by proxy or at the Annual Meeting will be tabulated by the independent inspector of election appointed at the Annual Meeting. The independent inspector of election will determine whether or not a quorum is present at the Annual Meeting. The independent inspector of election will treat all shares that are voted, votes to WITHHOLD and shares represented by “broker non-votes” (as described below), if any, as present for purposes of establishing a quorum. Broker non-votes and votes to withhold will reduce the likelihood of any nominee receiving the affirmative vote of a majority of eligible shares outstanding. Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter. Each Fund understands that, under the rules of the NYSE American, if specific instructions from an underlying beneficial owner are not given to the broker, generally the broker will have discretion to vote such beneficial owner’s shares on routine matters, but will not have discretion to vote shares on non-routine matters. When the broker exercises its discretion to vote on routine matters, a broker non-vote still occurs with respect to the non-routine matters, since the broker does not have discretion to vote on such non-routine matters. Given the contested nature of proposal 1, your broker may not vote your Fund shares on proposal 1 at such Fund’s Annual Meeting. We urge you to instruct your broker or other nominee to vote your Fund shares on the WHITE proxy card(s) so that your votes may be counted. Broker-dealers who are not members of the NYSE American may be subject to other rules, which may permit them to vote a beneficial owner’s shares without instruction; regardless, we urge you to instruct your broker to vote your shares on the WHITE proxy card(s) in accordance with each respective Board’s recommendations.

A quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of a Fund entitled to vote. In the event that a quorum is not present at the Annual Meeting, or if a quorum is present at the Annual Meeting but sufficient votes by the shareholders of a Fund FOR the Proposal set forth in the Notice of this Annual Meeting are not received by that time on September 9, 2024, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote FOR such adjournment those proxies which they are entitled to vote FOR any Trustee nominee. They will vote against any such adjournment those proxies that voted “WITHHOLD AUTHORITY FOR ALL NOMINEES” (sometimes referred to as abstentions). The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.

13	Proxy Statement dated July 10, 2024

Pursuant to each Fund’s By-Laws, with respect to a contested election such as this election, a nominee must receive the affirmative vote of a majority of a Fund’s shares outstanding and entitled to vote with respect to such nominee in order to be elected. The By-Laws define a “contested election” as any election of Trustees in which the number of persons validly nominated for election as Trustees with respect to a given class or classes of Fund shares exceeds the number of Trustees to be elected with respect to such class or classes. As discussed above, the Funds have received correspondence from the Saba Hedge Fund regarding Saba’s intention to nominate the Saba Nominees at the Annual Meeting. Pursuant to each Fund’s By-Laws, if this election were not contested, to be elected a nominee would be required to receive the affirmative vote of a plurality of votes cast at any meeting at which a quorum is present. A plurality means that the Trustee nominee receiving the greatest number of votes for a seat would be elected.

Delinquent Section 16(a) Reports

Based solely upon a review of the copies of the forms received by the Funds, all of the Trustees and officers of each Fund, Eaton Vance and its affiliates, and any person who owns more than ten percent of a Fund’s outstanding securities have complied with the filings required under Section 16(a) of the Exchange Act regarding ownership of shares of the Funds for each Fund’s most recent fiscal year end, except that Alan C. Bowser, Trustee of each Fund, submitted a Form 3 filing after its due date.

Each Fund will furnish without charge a copy of its most recent Annual and Semi-Annual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should call 1-866-745-0272 or send an email to corporateservices@equiniti.com or write to the Fund c/o EQ Fund Solutions, LLC, P.O. Box 500, Newark, NJ 07101. Please note that only one Annual or Semi-Annual Report or this proxy statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. Shareholder reports are also available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

Other Information

In response to a challenge asserted by the Saba Hedge Fund to the validity of certain by-law amendments implemented by another fund in the Eaton Vance fund complex, that fund filed a lawsuit on July 15, 2020 in Suffolk County Superior Court in Massachusetts against the Saba Hedge Fund, seeking declaratory judgment as to the validity of the by-law amendments. The Saba Hedge Fund filed counterclaims against that fund, certain other funds, Eaton Vance, and the Board on August 27, 2020 in connection with the funds’ implementation of the by-law amendments, which also have been adopted by the Funds and other funds in the Eaton Vance fund complex. The remaining claims and defenses will be addressed at trial, which is currently scheduled to begin in the Fall of 2024. The Funds are not involved in this litigation.

SHAREHOLDER PROPOSALS

To be considered for presentation at a Fund’s 2025 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must be received at the Fund’s principal office c/o the Secretary of the Fund on or before March 25, 2025. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business on June 11, 2025 and no earlier than the close of business on May 12, 2025. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

14	Proxy Statement dated July 10, 2024

EXHIBIT A

EATON VANCE FUNDS

AUDIT COMMITTEE CHARTER

I. Purposes of the Committee.

The Board of Trustees or Directors (the “Board”) of each registered investment company or series thereof advised by Eaton Vance Management or its affiliate, Boston Management and Research (collectively, “Eaton Vance”) (each, a “Fund,” and collectively, the “Funds”), has established an Audit Committee of the Board (the “Committee”) and has approved this Charter for the operation of the Committee. The purposes of the Committee are as follows:

1.	To oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers;
2.	To oversee or, as appropriate, assist the Board in its oversight of the quality and integrity of the Funds’ financial statements and the independent audits thereof;
3.	To oversee or, as appropriate, assist the Board in its oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting, independent audits, and valuation of investments;
4.	To approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accountants (“independent auditors”), and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of a Fund;
5.	To evaluate or, as appropriate, assist the Board in its evaluation of the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and
6.	To prepare, as necessary, such audit committee reports as are required to be prepared by applicable Securities and Exchange Commission (“SEC”), NYSE American LLC (“NYSE American,” formerly NYSE MKT LLC) and New York Stock Exchange rules, for inclusion in the proxy statement for the annual meeting of shareholders of a Fund.

The primary function of the Committee is oversight. The Committee is not responsible for managing the Funds or for performing tasks that are delegated to the officers of any Fund, any investment adviser to a Fund, the custodian of a Fund, and other service providers for the Funds, including the independent auditors, and nothing in this Charter shall be construed to reduce the responsibilities or liabilities of management or the Funds’ service providers. It is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. Specifically, management is responsible for: (1) the preparation, presentation and integrity of the financial statements of each Fund; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter, and shall report directly to the Committee. In performing its oversight function, the Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted by the Committee.

II. Composition of the Committee.

The Committee shall be comprised of at least three members appointed by the Board, which shall also determine the number and term, if any, of such members, in each case upon the recommendation of the Governance Committee of the Board. All members of the Committee shall be Trustees or Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of any Fund or of the investment adviser, sub-adviser or principal underwriter of any Fund (each, an “Independent Trustee,” and collectively, the “Independent Trustees”). In the event that a resignation, retirement, removal or other event or circumstance causes the number of Committee members to fall below the minimum set forth above, the Committee shall nevertheless be authorized to take any and all actions otherwise permitted under this Charter pending the appointment, within a reasonable time, of one or more Independent Trustees to fill the vacancy created thereby.

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The following requirements shall also be satisfied with respect to the membership and composition of the Committee:

1.	each member of the Committee shall have no material relationship that would interfere with the exercise of his or her independent judgment;
2.	no member of the Committee shall receive any compensation from a Fund except compensation for service as a member or Chairperson of the Board or of a committee of the Board;
3.	each member of the Committee shall also satisfy the Committee membership requirements imposed under the applicable rules of NYSE American and New York Stock Exchange (and any other national securities exchange on which a Fund’s shares are listed), as in effect from time to time, including with respect to the member’s former affiliations or employment and financial literacy;
4.	at least one member of the Committee must have the accounting or related financial management expertise and/or financial sophistication required under applicable rules of the NYSE American and New York Stock Exchange; and
5.	unless it determines that no member of the Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board will identify one (or in its discretion, more than one) member of the Committee as an audit committee financial expert.

III. Meetings of the Committee.

Meetings of the Committee shall be held, upon reasonable notice, at such times (but not less frequently than annually with respect to each Fund), at such places and for such purposes (consistent with the purposes of the Committee set forth in this Charter) as may be determined from time to time by the Committee, the Chairperson of the Committee, the Board or the Chairperson of the Board. The Committee shall periodically meet separately with any independent auditors rendering reports to the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting at a meeting at which a quorum is present shall determine any matter submitted to a vote. The Committee may adopt such procedures or rules not otherwise inconsistent with the terms of this Charter as it deems appropriate to govern its conduct under this Charter, which procedures or rules, if any, shall be included as an appendix to this Charter. Notices of all meetings of the Committee shall be provided to all Independent Trustees and all Independent Trustees shall be entitled to attend such meetings. Materials provided to the members of the Committee in connection with meetings of the Committee shall be made available to each Independent Trustee.

IV. Chairperson of the Committee.

A member of the Committee shall be appointed Chairperson of the Committee by the Board, upon the recommendation of the Governance Committee, for a term of not more than four years, and such member may serve as Chairperson of the Committee for more than one term. The Chairperson of the Committee, or another member of the Committee designated by the Chairperson shall preside at meetings of the Committee. The Chairperson of the Committee shall be authorized to determine the agenda of such meetings, the materials to be provided in connection with such meetings, the topics to be discussed, the amount of time to be devoted to such topics and the order in which the topics are to be addressed. The Chairperson of the Committee may from time to time establish one or more working groups comprised of members of the Committee to assist the Chairperson and the Committee in performing their duties and responsibilities, and shall promptly notify the Chairperson of the Board upon the establishment of any such working group. The Chairperson of the Committee shall provide oral or written reports to the Board at regular meetings of the Board regarding the activities of the Committee (and any working group thereof), including any approval by the Chairperson of the Board of expenditures by the Committee not previously reported to the Board. The Chairperson of the Committee shall be primarily responsible for interfacing with the Chairperson of the Board and with the Chairperson of each other committee of the Board with respect to matters potentially affecting the activities of the Committee. The Chairperson of the Committee shall also be primarily responsible, on behalf of the Committee, for interfacing with those individuals identified by Eaton Vance from time to time as being primarily responsible for responding to requests of the Committee. The Board may, upon the recommendation of the Governance Committee, appoint a Vice-Chairperson of the Committee with the power and authority to perform any or all of the duties and responsibilities of the Chairperson of the Committee in the absence of the Chairperson of the Committee and/or as requested by the Chairperson of the Committee. The Chairperson and Vice-Chairperson, if any, of the Committee shall receive such compensation as is determined from time to time by the Board upon the recommendation of the Governance Committee.

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V. Duties and Responsibilities of the Committee.

To carry out its purposes, the Committee shall have the following duties and responsibilities:

1.	With respect to each Fund the securities of which are listed on a national securities exchange, to meet to review and discuss with management and the independent auditors the audited financial statements and other periodic financial statements of the Fund (including the Fund’s specific disclosures under the item “Management’s Discussion of Fund Performance”); provided that discussion with the independent auditors shall not be required with respect to any periodic financial statement of the Fund that was not the subject of a review by such auditors.
2.	To consider the results of the examination of the Fund’s financial statements by the independent auditors, the independent auditors’ opinion with respect thereto, and any management letter issued by the independent auditors.
3.	To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund’s financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.
4.	To review and assess the performance of the independent auditors and to approve, on behalf of the Board, the engagement and compensation of the independent auditors and to recommend the appointment and selection to the Board for approval. Approval by the Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) discuss with the independent auditors matters bearing upon the qualifications of such auditors as “independent” under applicable standards of independence established from time to time by the SEC, the Public Company Accounting Oversight Board and other regulatory authorities; and (b) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.
5.	To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund (“Adviser Affiliates”) if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.
6.	To adopt, if and to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Committee (subject to subsequent reporting to the Committee). Separate and apart from any such policies and procedures, the Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee or a Vice-Chairperson, if any, prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Committee not later than the next meeting thereof.
7.	To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.
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8.	To timely receive reports from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) any material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) all other material written communications between the independent auditors and the management of the Fund since the last quarterly report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole.
9.	To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to applicable auditing standards, as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management’s responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund’s shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Committee to resolve such disagreements.
10.	To consider and review with the independent auditors any reports of audit problems or difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto.
11.	To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund, a copy of which is attached as Appendix B.
12.	With respect to each Fund the securities of which are listed on a national securities exchange, to: (a) provide a recommendation to the Board regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) prepare an audit committee report consistent with the requirements of applicable regulations under Regulation S-K for inclusion in the proxy statement for the Fund’s annual meeting of shareholders.
13.	To discuss generally the Fund’s earnings releases, as well as financial information and guidance provided to analysts and rating agencies, in the event a Fund issues any such releases or provides such information or guidance. Such discussions may include the types of information to be disclosed and the type of presentation to be made. The Committee need not discuss in advance each earnings release or each instance in which earnings guidance may be provided.
14.	To consider the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.
15.	To review and report to the Board with respect to any material accounting, tax, valuation, or record-keeping issues that may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.
A-4

16.	To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters, a copy of which is attached as Appendix A.
17.	To direct and supervise investigations with respect to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this Charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.
18.	To review and discuss with Eaton Vance and the independent auditors, and other key service providers, if the Committee deems appropriate, matters relating to the valuation of investments and recommend to the Board policies and procedures for valuing portfolio securities of the Fund, to oversee Eaton Vance’s valuation processes, to receive and review annual, quarterly, and ad-hoc reporting regarding Eaton Vance’s valuation processes, and to report to the Board regarding such items, consistent with Eaton Vance Group of Funds Valuation Policies and Procedures.
19.	To coordinate its activities with the other committees of the Board as necessary or appropriate to carry out its purposes effectively and efficiently, and to communicate with such other committees regarding matters that the Committee or such other committees may wish to consider in exercising their respective powers.
20.	To review the adequacy of this Charter and evaluate the Committee’s performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board for any appropriate changes or other action.
21.	To take such other actions as may be requested by the Board or Chairperson of the Board from time to time consistent with carrying out the purposes of the Committee.

VI. Powers and Authority of the Committee.

In performing its duties and responsibilities, the Committee shall have the following powers and authority:

1.	To make recommendations to the Board with respect to any of the foregoing matters and such other matters as the Committee may determine to be necessary or appropriate to carry out its purposes, including recommendations with respect to industry trends, leading practices and educational or training opportunities for Independent Trustees to enhance the Board’s understanding of such matters.
2.	To exercise such additional powers as from time to time may be authorized by the Board.

VII. Resources of the Committee.

The Committee shall have the resources appropriate to exercise its powers and fulfill its responsibilities hereunder. Subject to the prior approval of the Board or the Chairperson of the Board, the Committee may engage counsel, consultants and other experts, at the expense of the Funds, and may determine the appropriate levels of funding for payment of compensation to such counsel, consultants and other experts, as well as the ordinary administrative expenses necessary or appropriate in exercising its powers and fulfilling its responsibilities under this Charter, including the reasonable costs of specialized training for Committee and Board members. The Committee may access directly such officers and employees of the Funds, Eaton Vance and the Funds’ other services providers, as it deems necessary or desirable in accordance with such communication protocols, if any, as may be established from time to time by the Board.

A-5

EXHIBIT B

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

The following table presents the aggregate fees billed to each Fund for the fiscal years ended September 30, 2023 and September 30, 2022 by the independent registered public accounting firm for professional services rendered for the audit of each Fund’s annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during these periods. No services described in the table below were approved by a Fund’s Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

	AUDIT FEES		AUDIT-RELATED FEES(1)		TAX FEES(2)		ALL OTHER FEES(3)		TOTAL
	Fiscal Year Ended 9/30/23	Fiscal Year Ended 9/30/22	Fiscal Year Ended 9/30/23	Fiscal Year Ended 9/30/22	Fiscal Year Ended 9/30/23	Fiscal Year Ended 9/30/22	Fiscal Year Ended 9/30/23	Fiscal Year Ended 9/30/22	Fiscal Year Ended 9/30/23	Fiscal Year Ended 9/30/22
California Municipal Bond Fund	$82,200	$82,200	$0	$0	$0	$350	$0	$0	$82,200	$82,550
New York Municipal Bond Fund	$80,900	$80,900	$0	$0	$0	$350	$0	$0	$80,900	$81,250
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the independent registered public accounting firm other than audit, audit-related, and tax services.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to each Fund for the Fund’s last two fiscal years ended September 30, 2023 and September 30, 2022 by the independent registered public accounting firm; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by each Fund’s independent registered public accounting firm for services rendered to Eaton Vance and any entity controlling, controlled by or under common control with Eaton Vance that provides ongoing services to each Fund for each of the two fiscal years ended September 30, 2023 and September 30, 2022.

	Fiscal Year Ended 9/30/23	Fiscal Year Ended 9/30/22
California Municipal Bond Fund	$0	$350
New York Municipal Bond Fund	$0	$350
Eaton Vance	$52,836	$52,836

B-1

EXHIBIT C

To the knowledge of each respective Fund, based on filings made on Schedules 13D and 13G pursuant to Sections 13(d) and 13(g), respectively, of the Exchange Act, as amended, the following shareholders own 5% or more of a Fund’s Common Shares.*

Fund Name and Title of Class	Name and Address of Owner	Aggregate Share Amount Owned	Percent
California Municipal Bond Fund – Common Shares	Saba Capital Management, L.P. Saba Capital Management GP, LLC Boaz R. Weinstein	3,114,325	12.62%
	Sit Investment Associates, Inc. Sit Fixed Income Advisors II, LLC 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	3,020,610	12.24%
New York Municipal Bond Fund – Common Shares	Saba Capital Management, L.P. Saba Capital Management GP, LLC Boaz R. Weinstein	3,066,889	17.08%
	Sit Investment Associates, Inc. Sit Fixed Income Advisors II, LLC 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	2,012,405	11.20%
*	Information in this table is based on filings made on or before June 28, 2024. To the knowledge of the Funds, no other person owned 5% or more of the outstanding Common Shares of the Funds as of such date. Owners of 25% or more of Common Shares of a Fund are presumed to be in control the class for purposes of voting on certain matters submitted to shareholders.

C-1

Eaton Vance

WHITE PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY COMMON SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. By **PHONE** when you dial toll- free **(888) 227-9349** to reach an automated touchtone voting line; or call toll-free (**866) 796-6869** for a live operator Monday through Friday 9:00 am – 10:00 pm ET

3. **ONLINE** at vote.proxyonline.com using your proxy control number found below

CONTROL NUMBER

Eaton Vance California Municipal Bond Fund

Annual Meeting of Shareholders, September 9, 2024

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holder(s) of common shares of beneficial interest (the "Common Shares") of Eaton Vance California Municipal Bond Fund (the "Fund"), a Massachusetts business trust, hereby appoints JAMES F. KIRCHNER, DEIDRE E. WALSH, DAN A. MAALOULY AND KENNETH A. TOPPING, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at the principal office of the Fund, One Post Office Square, Boston, Massachusetts 02109, on September 9, 2024 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote "FOR" any Trustee nominee. The persons named as proxies will vote against any such adjournment those proxies that voted "WITHHOLD AUTHORITY FOR ALL NOMINEES." THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Eaton Vance California Municipal Bond Fund

WHITE PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this WHITE proxy card exactly as your name(s) appear on the books of the Fund. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.

SIGNATURE ______________________ DATE __________

SIGNATURE (IF HELD JOINTLY) ______________________ DATE __________

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY ______________________

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS WHITE PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

1(a). Election of three Class I Trustees:

		FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (instructions below)
(i.) Mark R. Fetting	☐	☐	☐	☐
(ii.) Valerie A. Mosley	☐			
(iii.) Keith Quinton	☐			

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the square next to each nominee you wish to withhold, as shown here: ■

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. ☐

TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.

COMMENTS:

ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD SEPTEMBER 9, 2024
The Notice of Annual Meeting of Shareholders, Proxy Statement, Form(s) of Proxy Card and Shareholder Report are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend and vote at the annual meeting in person.